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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                               ----------------

                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               13-5160382
     (JURISDICTION OF INCORPORATION                 (I.R.S. EMPLOYER
      IF NOT A U.S. NATIONAL BANK)                IDENTIFICATION NO.)

   48 WALL STREET, NEW YORK, NEW YORK                    10286
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                               ----------------

                      HEALTH CARE PROPERTY INVESTORS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                MARYLAND                               33-0091377
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

        10990 WILSHIRE BOULEVARD
               SUITE 1200
        LOS ANGELES, CALIFORNIA                          90024
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                               ----------------

                             FIRST MORTGAGE BONDS*
                      (TITLE OF THE INDENTURE SECURITIES)
  *SPECIFIC TITLE(S) TO BE DETERMINED IN CONNECTION WITH THE SALE(S) OF FIRST
                                 MORTGAGE BONDS

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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

    Superintendent of Banks of the        2 Rector Street, New York, N.Y.
     State of New York                     10006, and Albany, N.Y. 12203
    Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y. 10045
    Federal Deposit Insurance Corporation Washington, D.C. 20549
    New York Clearing House Association   New York, N.Y.

  (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS:

    Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

    None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS:

  EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (See
  Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)

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                                     NOTE

  Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said
Item is based on incomplete information.

  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE ACT, THE TRUSTEE, THE BANK OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 18TH DAY OF SEPTEMBER, 1995.

                                          The Bank of New York

                                                   /s/ Vivian Georges
                                          By __________________________________
                                                     Vivian Georges
                                                Assistant Vice President

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                      CONSOLIDATED REPORT OF CONDITION OF
                             THE BANK OF NEW YORK

of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 DOLLAR AMOUNTS
                                                                  IN THOUSANDS
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
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...........   $ 3,025,419
  Interest-bearing balances....................................       881,413
Securities:
  Held-to-maturity securities..................................     1,242,368
  Available-for-sale securities................................     1,774,079
Federal funds sold in domestic offices of the bank.............     5,403,445
Securities purchased under agreements to resell................       200,634
Loans and lease financing receivables:
  Loans and leases; net of unearned income...........26,599,533
  LESS: Allowance for loan and lease losses.............516,283
  Loans and leases, net of unearned income and allowance.......    26,083,250
Assets held in trading accounts................................     1,455,639
Premises and fixed assets (including capitalized leases).......       612,547
Other real estate owned........................................        79,667
Investments in unconsolidated subsidiaries and associated com-
 panies........................................................       198,737
Customers' liability to this bank on acceptances outstanding...     1,111,464
Intangible assets..............................................       105,263
Other assets...................................................     1,237,264
                                                                  -----------
Total assets...................................................   $43,511,189
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LIABILITIES
Deposits:
  In domestic offices..........................................   $19,233,885
  Noninterest-bearing.................................7,677,954
  Interest-bearing...................................11,555,931
  In foreign offices, Edge and Agreement subsidiaries, and
   IBFs........................................................    12,641,676
  Noninterest-bearing....................................72,479
  Interest-bearing...................................12,569,197
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of
 the bank and of its Edge and Agreement subsidiaries, and in
 IBFs:
  Federal funds purchased......................................     1,747,659
  Securities sold under agreements to repurchase...............        73,553
Demand notes issued to the U.S. Treasury.......................       300,000
Trading liabilities............................................       738,317
Other borrowed money:
  With original maturity of one year or less...................     1,586,443
  With original maturity of more than one year.................       220,877
Bank's liability on acceptances executed and outstanding.......     1,113,102
Subordinated notes and debentures..............................     1,053,860
Other liabilities..............................................     1,489,252
                                                                  -----------
Total liabilities..............................................    40,198,624
                                                                  -----------
EQUITY CAPITAL
Common Stock...................................................       942,284
Surplus........................................................       525,666
Undivided profits and capital reserves.........................     1,849,221
Net unrealized holding gains (losses) on available-for-sale se-
 curities......................................................          (662)
Cumulative foreign currency translation adjustments............        (3,944)
                                                                  -----------
Total equity capital...........................................     3,312,565
                                                                  -----------
Total liabilities and equity capital...........................   $43,511,189
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  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the
Federal Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


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
                 J. Carter Bacot
                 Thomas A. Renyi              Directors
                 Samuel F. Chevalier
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